FIRST AMENDMENT TO NON-COMPETE AGREEMENT

This First Amendment to Non-Compete Agreement (“Amendment”) is entered into effective as of the 15th day of December, 2011 by and between ROBERT C. MORGAN and ROBERT MOSER, both having an address at c/o Morgan Management, 1170 Pittsford Victor Road, Pittsford, New York 14534, and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, with an address at c/o Sun Communities, Inc., 27777 Franklin Road, Suite 200, Southfield, Michigan  48034 (the “SCOLP”).

RECITALS

A.           Robert C. Morgan, Robert Moser and SCOLP are parties to that certain Non-Compete Agreement, dated November 29, 2011 (the “Non-Compete Agreement”); and

B.           The parties desire to amend the Non-Compete Agreement pursuant to the terms and conditions set forth herein.

C.           All capitalized terms not otherwise defined herein shall be defined as set forth in the Non-Compete Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           The Non-Compete Agreement is hereby amended to reflect that at Closing, SCOLP shall pay interest in an amount equal to five (5%) percent per annum on the Non-Compete Consideration for the time period between December 1, 2011 and December 15, 2011 (or the actual Closing Date, whichever is later).

2.           Except as set forth herein, the Non-Compete Agreement remains unmodified and in full force and effect.

3.           This Amendment may be executed in any number of counterparts, and by separate parties hereon on separate counterparts, and all of such counterparts taken together shall constitute one and the same Amendment.  This Amendment may be executed and delivered by facsimile.  The section headings set forth in this Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections.

[Signature page attached]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership
By: Sun Communities, Inc., General Partner
By: /s/ Jonathan Colman Name: Jonathan Colman Title: Executive Vice President

/s/ Robert C. Morgan ROBERT C. MORGAN

/s/ Robert Moser ROBERT MOSER